Significant Events After the Reporting Date	12 Months Ended
Dec. 31, 2024
Significant Events After the Reporting Date [Abstract]
Significant events after the reporting date

C. Significant events after the reporting date

On January 15, 2025, InflaRx received European Commission approval for GOHIBIC (vilobelimab) for the treatment of SARS-CoV-2-Induced ARDS. The “marketing authorization under exceptional circumstances” for GOHIBIC is valid in all 27 EU member states as well as Iceland, Liechtenstein, and Norway.

In January and February 2025, the Company issued 145,420 ordinary shares under its ATM program, resulting in $353 thousand in net proceeds. The remaining value available under the ATM program is $73.48 million.

In February 2025, the company completed an underwritten public offering of an aggregate of 8,250,000 ordinary shares and pre-funded warrants to purchase 6,750,000 Ordinary Shares. The ordinary shares were sold at a price of $2.00 per share with a nominal value of €0.12 per share. The public offering price for each pre-funded warrant was equal to the price per share at which the ordinary shares were sold to the public, minus $0.001, which is the exercise price of each pre-funded warrant. The warrants are only exercisable by cashless exercise; the amount of ordinary shares to be received upon cashless exercise of such warrants is dependent on the Company’s market share price at the time of exercise. The gross proceeds from the offering were approximately $30 million before underwriting discounts and offering expenses.